Supplement dated October 22, 2018 to the Prospectus dated April 30, 2018
Product Name	Prospectus Form #/Date
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed on or after April 29, 2013)	S-6595 CD (4/18) / April 30, 2018
The information in this supplement updates and amends certain information contained in your current variable annuity product prospectus. Please read it carefully and keep it with your variable annuity contract product prospectus.
This supplement describes changes to the investment options available under certain optional living benefit riders.
For contract applications signed on or after October 22, 2018, the following additional funds are available for contracts with the SecureSource Core NY, SecureSource Core Plus NY, SecureSource 4 NY, or SecureSource 4 Plus NY riders, and the SecureSource Legacy benefit rider (if elected):
1. Variable Portfolio – Moderate Portfolio (Class 2)
2. Variable Portfolio – Moderately Conservative Portfolio (Class 2)
3. Variable Portfolio – Conservative Portfolio (Class 2)
For contract applications signed on or after October 22, 2018, the term “approved investment options” in your prospectus includes these 3 additional funds, when used for contracts with the SecureSource Core NY, SecureSource Core Plus NY, SecureSource 4 NY, or SecureSource 4 Plus NY riders, and the SecureSource Legacy benefit rider (if elected).
The following supersedes and replaces the “Investment Allocation Restrictions for Certain Benefit Riders” section of the prospectus:
If you elect SecureSource 3 NY benefit rider or Accumulation Protector Benefit rider, you are required to invest your contract value in the Portfolio Stabilizer funds.
If you elect one of the currently sold SecureSource series riders (SecureSource Core NY, SecureSource Core Plus NY, SecureSource 4 NY, SecureSource 4 Plus NY) alone or in combination with the optional SecureSource Legacy benefit rider on or after Oct. 22, 2018, you are required to invest your contract value in the Portfolio Stabilizer funds or certain Portfolio Navigator funds (collectively “the Funds”) under the terms of the rider. If you elected one of the currently sold SecureSource riders alone or in combination with the optional SecureSource Legacy benefit rider before Oct. 22, 2018, you are required to invest your contract value in the Portfolio Stabilizer funds.
We require investment in the Funds in order to reduce our financial risk and expense in offering guaranteed living benefits. The Funds are available to all contract owners, regardless of whether an optional benefit rider has been elected. Currently we offer nine Portfolio Stabilizer funds and for the SecureSource series riders and SecureSource Legacy benefit rider in combination with one of these riders sold on/after Oct. 22, 2018, we also offer three Portfolio Navigator funds. We reserve the right to reduce the number of available funds to one.
We reserve the right to add, remove or substitute Funds at any time and in our sole discretion. We also reserve the right, upon notification to you, to close or restrict any Funds. Any change will apply to current allocations and or to future purchase payments and transfers. If we remove, restrict or substitute any Funds, transfers made to reallocate purchase payments or contract value will not count toward your annual transfer limitations (if any). We will obtain any necessary regulatory approvals and provide you with any required notice prior to any substitution. (See the “Substitution of Investments” section in this prospectus).
The Funds include the following Portfolio Stabilizer and Portfolio Navigator funds:
The Portfolio Stabilizer funds currently available are:
1. Variable Portfolio – Managed Risk Fund (Class 2)(1)
2. Variable Portfolio – Managed Risk U.S. Fund (Class 2)(1)
3. Variable Portfolio – Managed Volatility Growth Fund (Class 2)(1)
4. Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5. Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6. Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7. Variable Portfolio – U.S. Flexible Growth Fund (Class 2)(1)

8. Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9. Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The Portfolio Navigator funds currently available are:
1. Variable Portfolio – Moderate Portfolio (Class 2)(2)
2. Variable Portfolio – Moderately Conservative Portfolio (Class 2)(2)
3. Variable Portfolio – Conservative Portfolio (Class 2)(2)
(1)	Not available for contracts with Accumulation Protector Benefit rider with applications signed prior to Aug. 20, 2018.
(2)	Available for contracts with SecureSource Core NY, SecureSource Core Plus NY, SecureSource 4 NY, Source 4 Plus NY riders and SecureSource Legacy benefit rider (if elected) with applications signed on or after Oct. 22, 2018.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds.
Investing in the Funds. The number of Funds you can invest in depends on the optional benefit rider you own and when you purchased the rider. You are responsible for determining which Funds are best for you. Your financial advisor can help you determine which investment options most closely match your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the Funds you select or have selected are appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of specific investment options, or your decision to change to different investment options.
If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), we will make monthly transfers in accordance with your instructions from the Special DCA fixed account into the investment options you have chosen.
You may change your investment option allocations up to four times per contract year by written request on an authorized form or by another method agreed to by us. You may also set up asset rebalancing and change your percentage allocations, but those changes will count towards this four times per contract year limit. Please consider requesting changes carefully, because we may charge you a higher fee for your rider. (See “Charges — Optional Living Benefit Charges”) We also reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract — Transferring Among Accounts — Market Timing”) and the number of investment options from which you can select.
Risks. It is important to remember that the Portfolio Stabilizer funds are managed volatility funds and employ a strategy designed to reduce overall volatility and downside risk. If a strategy is successful it may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, if a strategy is successful it may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the Funds’ strategies will be successful. In addition, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Investing in the Funds does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Before you select SecureSource Legacy benefit rider, SecureSource series rider or Accumulation Protector Benefit rider, you and your financial advisor should carefully evaluate whether the Funds meet your investment objectives and risk tolerance, taking into consideration the potential positive or negative impact that Funds’ strategy may have on your contract value and the benefits under your rider. Because you can terminate SecureSource Legacy benefit rider, SecureSource series rider or Accumulation Protector Benefit rider only under certain circumstances once you have selected it, you must terminate your contract by requesting a full surrender if you later decide that you do not want to invest in the Funds. Surrender charges and tax penalties may apply. Therefore, you should not select SecureSource Legacy benefit rider, SecureSource series rider or Accumulation Protector Benefit rider if you do not intend to continue investing in the Fund(s) while the rider is in force.

For additional information about the Funds’ investment strategies, risks and conflicts, see the Funds’ prospectuses as well as “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” and “Appendix A: The Funds” sections in this prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6595-15 A (10/18)
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